Hamilton Insurance Group, Ltd. Supplementary Financial Information September 30, 2026 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd. Table of Contents Page I. Basis of Presentation ... 1 II. Financial Highlights Financial Highlights ... 4 Key Operating and Financial Metrics ................................................................................................................................................................................. 5 III. Summary Consolidated Results Statements of Operations ................................................................................................................................................................................................... 6 Consolidated Balance Sheets ............................................................................................................................................................................................. 7 Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet ....................................................................................... 8 Net Investment Return ... 9 Fixed Maturity and Short-Term Investments ..................................................................................................................................................................... 10 IV. Segment Results Consolidated Underwriting Results .................................................................................................................................................................................... 11 5Q Consolidated Underwriting Results - Group ............................................................................................................................................................... 13 5Q Underwriting Results - International ............................................................................................................................................................................ 14 5Q Underwriting Results - Bermuda .................................................................................................................................................................................. 15 V. Other Information Modeled Exposure to Catastrophe Losses (PML) .......................................................................................................................................................... 16 Non-GAAP Measures ... 17

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This presentation is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein, together with its subsidiaries unless the context otherwise requires, as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission (the "SEC"), including it's Form 10-Q. Special Note Regarding Forward-Looking Statements This presentation includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” "forecasts," or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, business plans (including syndicate capacity forecasts), and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, our other subsequent periodic reports filed with the SEC and the following: • challenges from competitors, including those arising from industry consolidation, alternative capital and technological advancements, including the increasing use of advanced analytics and artificial intelligence; • unpredictable events, including natural catastrophes and man‑made disasters, global climate change and emerging claim, litigation and coverage issues that may increase loss severity or expand coverage obligations; • our ability, or that of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately assess underwriting risk, models, assumptions, data quality and the pricing of risks, particularly in long‑tail, low‑frequency or emerging lines of business; • our ability to defend and protect our intellectual property rights, including our proprietary technology platforms and data, to comply with obligations under license and technology agreements or to obtain or renew licenses to technology or data on reasonable terms; • the impact of risks associated with human error, misconduct or fraud, model uncertainty, cybersecurity threats such as cyber‑attacks and security breaches, misuse of artificial intelligence and our reliance on third‑party information technology systems that may fail, be disrupted or require replacement; • our ability to secure necessary credit facilities, letters of credit or other forms of financing or collateral on favorable terms or at all;

2 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • our limited financial and operational flexibility due to covenants and other restrictions in our existing or future credit facilities and debt arrangements; • our exposure to the credit risk of insurance and reinsurance intermediaries on which we rely for the collection of premiums and payment of claims; • our failure to pay claims in a timely manner, significant reserve strengthening, or the need to sell investments under unfavorable market or other conditions in order to meet liquidity requirements; • downgrades, potential downgrades or other negative actions by rating agencies, including changes in rating agency methodologies; • our ability to manage risks associated with adverse macroeconomic conditions, geopolitical instability and global events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, inflation, rising interest rates, energy price volatility and other disruptions; • the cyclical nature of the insurance and reinsurance business, which may result in declines in pricing and more competitive terms and conditions; • our results of operations fluctuating significantly from period to period and not being indicative of our long‑term prospects; • our ability to execute our strategy and to adapt our business and strategic plans in response to changing market, regulatory and competitive conditions; • our dependence on key executives and other personnel, including the potential loss of Bermudian or other critical personnel, and our ability to attract and retain qualified employees in highly competitive labor markets; • foreign operational risks, including foreign currency risk, political instability, regulatory uncertainty and differing legal regimes in jurisdictions where we operate; • our ability to identify, execute and integrate growth opportunities, including acquisitions or other strategic transactions, and to realize the anticipated benefits of such initiatives; • risks arising from our management of alternative reinsurance platforms and vehicles for third‑party investors; • our inability to control the asset allocation, investment decisions or performance of the Two Sigma Hamilton Fund, LLC (the "TS Hamilton Fund") and our limited ability to withdraw capital from the TS Hamilton Fund; • conflicts of interest, governance, operational or regulatory risks involving Two Sigma Investments, LP ("Two Sigma"), the TS Hamilton Fund or their respective affiliates that could adversely affect investment performance or our business; • the historical performance of Two Sigma or the TS Hamilton Fund not being indicative of future performance or our future results; • risks associated with our investment strategy, including the use of leverage, derivatives, illiquid assets and concentration risk, which may be greater than those faced by some of our competitors; • our potentially becoming subject to additional or increased taxation, including U.S. federal income tax, Bermuda tax or other taxes, as a result of changes in tax laws, interpretations or our operations; • the potential classification of us or our subsidiaries as a passive foreign investment company or becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act; • our ability to compete effectively in a highly regulated industry in light of new or changing domestic or international laws and regulations, including accounting standards and evolving regulatory interpretations; • the suspension, limitation or revocation of licenses or approvals required by our insurance and reinsurance subsidiaries; • significant legal, regulatory or governmental proceedings or investigations; • restrictions on our insurance and reinsurance subsidiaries’ ability to pay dividends or make other distributions to us; • challenges and costs associated with compliance with public company disclosure, governance and internal control requirements; • the limited ability of investors to influence corporate matters due to our multi‑class share structure and the voting provisions in our Bye‑laws;

3 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • the risk that anti‑takeover provisions in our Bye‑laws or Bermuda law could discourage, delay or prevent a change in control, even if beneficial to shareholders; and • difficulties investors may face in enforcing judgments or protecting their interests against us or our directors and officers. There may be other factors that could cause our actual results to differ materially from the forward-looking statements. You should evaluate all forward- looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Financial Highlights

($ in thousands)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Year Ended 2025
Net income (loss) attributable to common shareholders	$ 81,456	$ 136,200	$ 358,776	$ 404,486	$ 576,670
Operating income (loss) attributable to common shareholders	$ 179,939	$ 123,080	$ 504,856	$ 334,272	$ 502,515
Underwriting income (loss)					
Gross premiums written	$ 819,702	$ 698,845	$ 2,590,854	$ 2,254,177	$ 2,923,145
Net premiums written	626,722	578,981	1,902,077	1,739,169	2,287,543
Net premiums earned	591,274	522,999	1,747,797	1,533,090	2,109,776
Underwriting income (loss)	$ 15,527	$ 64,089	$ 102,221	$ 73,288	$ 148,823
Key Ratios:					
Attritional loss ratio - current year	57.5 %	55.4 %	55.1 %	53.4 %	54.4 %
Attritional loss ratio - prior year development	(4.6)%	(2.1)%	(0.8)%	(1.8)%	(2.2)%
Catastrophe loss ratio - current year	1.1 %	0.0 %	3.0 %	11.1 %	8.4 %
Catastrophe loss ratio - prior year development	8.0 %	0.0 %	2.9 %	(1.1)%	(0.9)%
Loss and loss adjustment expense ratio	62.0 %	53.3 %	60.2 %	61.6 %	59.7 %
Acquisition cost ratio	25.5 %	24.0 %	25.2 %	23.8 %	24.0 %
Other underwriting expense ratio	9.8 %	10.5 %	8.7 %	9.8 %	9.2 %
Combined ratio	97.3 %	87.8 %	94.1 %	95.2 %	92.9 %
Investments					
Total assets	$ 10,827,021	$ 9,213,370	$ 10,827,021	$ 9,213,370	$ 9,571,613
Total cash and invested assets[1]	6,431,602	5,670,829	6,431,602	5,670,829	5,923,378
Total investment return[2]	88,414	97,638	323,300	413,695	511,773
Two Sigma Hamilton Fund					
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	291,416	94,469	694,465	465,888	564,254
Net income (loss) attributable to non-controlling interest - TSHF	146,727	40,225	341,242	220,990	263,359
	$ 144,689	$ 54,244	$ 353,223	$ 244,898	$ 300,895
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	6.1 %	2.6 %	16.3 %	13.0 %	16.0 %
Fixed income, short term investments and cash and cash equivalents					
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ (56,275)	$ 43,394	$ (29,923)	$ 168,797	$ 210,878

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).

(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended September 30, Nine Months Ended September 30, Year Ended ($ in thousands, except per share amounts) 2026 2025 2026 2025 2025 Income (loss) per share attributable to common shareholders - basic ................................ $ 0.82 $ 1.37 $ 3.62 $ 4.01 $ 5.75 Income (loss) per share attributable to common shareholders - diluted .............................. $ 0.81 $ 1.32 $ 3.54 $ 3.88 $ 5.55 Operating income (loss) attributable to common shareholders per common share - diluted ............................................................................................................................................. $ 1.78 $ 1.20 $ 4.98 $ 3.20 $ 4.84 Weighted average common shares outstanding - basic ........................................................ 98,825,926 99,235,535 99,221,564 100,855,910 100,363,570 Weighted average common shares outstanding - diluted ...................................................... 100,908,417 102,904,248 101,296,020 104,307,599 103,844,198 Return on average common shareholders' equity - annualized ............................................ 11.3% 20.9% 16.6% 21.6% 22.4 % Operating return on average common shareholders' equity - annualized ........................... 24.9% 18.9% 23.4% 17.9% 19.5 % September 30, 2026 December 31, 2025 Closing common shareholders' equity, less intangible assets .............................................. $ 2,854,053 $ 2,735,475 Closing common shareholders' equity ...................................................................................... $ 2,935,874 $ 2,822,099 Closing common shares outstanding ........................................................................................ 98,522,131 99,029,434 Book Value per Common Share Book value per common share ................................................................................................ $ 29.80 $ 28.50 Accumulated dividends ............................................................................................................. $ 2.00 $ — Book value per common share plus accumulated dividends .............................................. $ 31.80 $ 28.50 Year to date change in book value per common share plus accumulated dividends ..... 11.6% 24.2 % Tangible Book Value per Common Share Tangible book value per common share ................................................................................ $ 28.97 $ 27.62 Accumulated dividends ............................................................................................................. $ 2.00 $ — Tangible book value per common share plus accumulated dividends .............................. $ 30.97 $ 27.62 Year to date change in tangible book value per common share plus accumulated dividends ..................................................................................................................................... 12.1% 25.4 % Financial Highlights Key Operating and Financial Metrics

Summary Consolidated Results
Statements of Operations

($ in thousands, except per share amounts)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Year Ended 2025
Revenues					
Gross premiums written	$ 819,702	$ 698,845	$ 2,590,854	$ 2,254,177	$ 2,923,145
Reinsurance premiums ceded	(192,980)	(119,864)	(688,777)	(515,008)	(635,602)
Net premiums written	626,722	578,981	1,902,077	1,739,169	2,287,543
Net change in unearned premiums	(35,448)	(55,982)	(154,280)	(206,079)	(177,767)
Net premiums earned	591,274	522,999	1,747,797	1,533,090	2,109,776
Net realized and unrealized gains (losses) on investments	208,526	115,136	587,458	571,964	687,111
Net investment income (loss)	26,615	22,727	77,084	62,721	88,021
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	235,141	137,863	664,542	634,685	775,132
Third party fee income	2,812	4,169	13,466	13,845	26,601
Net foreign exchange gains (losses)	(1,188)	2,619	719	(4,422)	(5,985)
Total revenues	828,039	667,650	2,426,524	2,177,198	2,905,524
Expenses					
Losses and loss adjustment expenses	366,726	278,712	1,053,000	943,875	1,258,521
Acquisition costs	150,972	125,412	440,902	365,108	507,290
Other underwriting expenses	60,861	58,955	165,140	164,664	221,743
Corporate expenses	14,097	15,347	38,213	41,168	57,167
Amortization of intangible assets	3,762	4,000	11,482	11,895	15,709
Interest expense	4,801	4,933	14,339	15,264	20,189
Total expenses	601,219	487,359	1,723,076	1,541,974	2,080,619
Income (loss) before income tax	226,820	180,291	703,448	635,224	824,905
Income tax expense (benefit)	(1,363)	3,866	3,430	9,748	(15,124)
Net income (loss)	228,183	176,425	700,018	625,476	840,029
Net income (loss) attributable to non-controlling interest	146,727	40,225	341,242	220,990	263,359
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 81,456	$ 136,200	$ 358,776	$ 404,486	$ 576,670
Per share data					
Income (loss) per share attributable to common shareholders - basic	$ 0.82	$ 1.37	$ 3.62	$ 4.01	$ 5.75
Income (loss) per share attributable to common shareholders - diluted	$ 0.81	$ 1.32	$ 3.54	$ 3.88	$ 5.55
Return on average common shareholders' equity - annualized	11.3 %	20.9 %	16.6 %	21.6 %	22.4 %

6

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands, except share information)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets					
Fixed maturity investments, at fair value (amortized cost September 30, 2026: $3,267,687)	$ 3,157,925	$ 3,114,054	$ 3,016,314	$ 3,238,543	$ 3,022,441
Short-term investments, at fair value (amortized cost September 30, 2026: $423,363)	424,046	356,453	451,185	200,459	248,847
Investments in Two Sigma Funds, at fair value (cost September 30, 2026: $1,471,985)	1,873,879	1,844,158	1,685,031	1,587,658	1,500,672
Total investments	5,455,850	5,314,665	5,152,530	5,026,660	4,771,960
Cash and cash equivalents	1,184,318	717,335	842,484	1,062,359	955,130
Restricted cash and cash equivalents	129,300	111,631	113,033	109,731	110,087
Premiums receivable	1,209,434	1,240,034	1,154,469	939,777	1,012,000
Paid losses recoverable	198,835	99,228	100,187	93,659	115,847
Deferred acquisition costs	297,055	294,669	291,312	257,203	259,260
Unpaid losses and loss adjustment expenses recoverable	1,468,584	1,463,936	1,412,974	1,375,857	1,303,833
Receivables for investments sold	45,425	185,133	10,046	58,029	45,182
Prepaid reinsurance	452,409	454,535	418,978	296,351	334,025
Intangible assets	81,821	83,163	84,331	86,624	88,848
Other assets	303,990	299,570	283,665	265,363	217,198
Total assets	$ 10,827,021	$ 10,263,899	$ 9,864,009	$ 9,571,613	$ 9,213,370
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 4,988,921	$ 4,783,094	$ 4,595,810	$ 4,415,176	$ 4,206,077
Unearned premiums	1,687,812	1,654,491	1,583,245	1,377,474	1,443,460
Reinsurance balances payable	507,737	491,148	460,804	296,400	372,711
Payables for investments purchased	162,951	61,071	110,151	209,853	102,013
Term loan, net of issuance costs	149,821	149,795	149,769	149,743	149,717
Accounts payable and accrued expenses	173,565	131,905	149,185	177,320	167,882
Payables to related parties	87,419	67,946	62,058	123,376	28,338
Total liabilities	7,758,226	7,339,450	7,111,022	6,749,342	6,470,198
Non-controlling interest - TS Hamilton Fund	132,921	73,613	30,537	172	81,179
Shareholders' equity					
Common shares:					
Class A, authorized (September 30, 2026: 26,444,807), par value $0.01; issued and outstanding (September 30, 2026: 17,320,078)	173	173	173	173	178
Class B, authorized (September 30, 2026: 85,157,932), par value $0.01; issued and outstanding (September 30, 2026: 66,278,404)	663	659	665	663	645
Class C, authorized (September 30, 2026: 14,923,649), par value $0.01; issued and outstanding (September 30, 2026: 14,923,649)	149	154	154	154	160
Additional paid-in-capital	1,132,118	1,126,425	1,127,868	1,134,985	1,135,815
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	1,807,212	1,727,866	1,598,031	1,690,565	1,529,636
Total shareholders' equity	2,935,874	2,850,836	2,722,450	2,822,099	2,661,993
Total liabilities, non-controlling interest, and shareholders' equity	$ 10,827,021	$ 10,263,899	$ 9,864,009	$ 9,571,613	$ 9,213,370

7

8 September 30, 2026 ($ in thousands) Consolidated GAAP Balance Sheet Two Sigma Hamilton Fund Balances Unconsolidated Balance Sheet(1) Assets Fixed maturity investments, at fair value .................................................................................................................................................................................... $ 3,157,925 $ - $ 3,157,925 Short-term investments, at fair value ......................................................................................................................................................................................... 424,046 (423,492) 554 Investments in Two Sigma Funds, at fair value ........................................................................................................................................................................ 1,873,879 648,556 2,522,435 Total investments ... 5,455,850 225,064 5,680,914 Cash and cash equivalents ... 1,184,318 (528,992) 655,326 Restricted cash and cash equivalents ........................................................................................................................................................................................ 129,300 - 129,300 Premiums receivable ... 1,209,434 - 1,209,434 Paid losses recoverable ... 198,835 - 198,835 Deferred acquisition costs ... 297,055 - 297,055 Unpaid losses and loss adjustment expenses recoverable .................................................................................................................................................... 1,468,584 - 1,468,584 Receivables for investments sold ................................................................................................................................................................................................ 45,425 (45,303) 122 Prepaid reinsurance ... 452,409 - 452,409 Intangible assets ... 81,821 - 81,821 Other assets ... 303,990 (534) 303,456 Total assets ... $ 10,827,021 $ (349,765) $ 10,477,256 Liabilities, non-controlling interest, and shareholders' equity Liabilities Reserve for losses and loss adjustment expenses .................................................................................................................................................................. $ 4,988,921 $ - $ 4,988,921 Unearned premiums ... 1,687,812 - 1,687,812 Reinsurance balances payable .................................................................................................................................................................................................... 507,737 - 507,737 Payables for investments purchased .......................................................................................................................................................................................... 162,951 (129,225) 33,726 Term loan, net of issuance costs ................................................................................................................................................................................................. 149,821 - 149,821 Accounts payable and accrued expenses .................................................................................................................................................................................. 173,565 (200) 173,365 Payables to related parties ... 87,419 (87,419) - Total liabilities ... 7,758,226 (216,844) 7,541,382 Non-controlling interest - TS Hamilton Fund ....................................................................................................................................................................... 132,921 (132,921) - Shareholders' equity Common shares: Class A, par value $0.01 ... 173 - 173 Class B, par value $0.01 ... 663 - 663 Class C, par value $0.01 ... 149 - 149 Additional paid-in-capital ... 1,132,118 - 1,132,118 Accumulated other comprehensive loss ..................................................................................................................................................................................... (4,441) - (4,441) Retained earnings ... 1,807,212 - 1,807,212 Total shareholders' equity ... 2,935,874 - 2,935,874 Total liabilities, non-controlling interest, and shareholders' equity .............................................................................................................................. $ 10,827,021 $ (349,765) $ 10,477,256 Summary Consolidated Results Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet (1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Year Ended 2025
Net realized gains (losses) on investments	**$ 166,722**	**$ 109,355**	**$ 554,472**	**$ 424,142**	**$ 517,147**
Fixed maturities and short-term investments	*(6,983)*	*3,274*	*(9,316)*	*4,140*	*7,369*
TS Hamilton Fund	*173,705*	*106,081*	*563,788*	*420,002*	*509,778*
Change in net unrealized gains (losses) on investments	**41,804**	**5,781**	**32,986**	**147,822**	**169,964**
Fixed maturities and short-term investments	*(90,312)*	*7,227*	*(137,483)*	*70,496*	*72,771*
TS Hamilton Fund	*132,116*	*(1,446)*	*170,469*	*77,326*	*97,193*
Net realized and unrealized gains (losses) on investments	**208,526**	**115,136**	**587,458**	**571,964**	**687,111**
Net investment income (loss):					
Fixed maturities	36,065	30,070	104,850	82,674	115,869
Short-term investments	3	155	22	453	478
TS Hamilton Fund	1,507	3,243	5,091	7,837	10,673
Cash and cash equivalents	5,002	3,986	13,491	12,576	16,287
Other	781	(575)	1,184	611	1,068
Interest and other	**43,358**	**36,879**	**124,638**	**104,151**	**144,375**
Management fees	**(16,432)**	**(13,889)**	**(46,544)**	**(40,574)**	**(55,153)**
Fixed maturities and short-term investments	*(713)*	*(636)*	*(2,222)*	*(1,837)*	*(2,527)*
TS Hamilton Fund	*(15,719)*	*(13,253)*	*(44,322)*	*(38,737)*	*(52,626)*
Other expenses	**(311)**	**(263)**	**(1,010)**	**(856)**	**(1,201)**
Fixed maturities and short-term investments	*(118)*	*(107)*	*(449)*	*(316)*	*(437)*
TS Hamilton Fund	*(193)*	*(156)*	*(561)*	*(540)*	*(764)*
Net investment income (loss)	**26,615**	**22,727**	**77,084**	**62,721**	**88,021**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	**235,141**	**137,863**	**664,542**	**634,685**	**775,132**
Net income (loss) attributable to non-controlling interest	*146,727*	*40,225*	*341,242*	*220,990*	*263,359*
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 88,414**	**$ 97,638**	**$ 323,300**	**$ 413,695**	**$ 511,773**
Fixed income, short-term investments and cash and cash equivalents return	$ (56,275)	$ 43,394	$ (29,923)	$ 168,797	$ 210,878
TS Hamilton Fund return[(1)]	$ 144,689	$ 54,244	$ 353,223	$ 244,898	300,895

(1) Net of non-controlling interest performance incentive allocation.

9

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands)	September 30, 2026			December 31, 2025		
Fixed Maturity Trading Portfolio and Short-Term Investments[1]	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**
Fixed maturities						
U.S. government treasuries	$ 350,678	10%	Aa1	$ 797,834	23%	Aa1
U.S. states, territories and municipalities	9,239	0%	Aa2	12,960	0%	Aa2
Non-U.S. sovereign governments and supranationals	92,350	3%	Aa1	110,861	3%	Aa1
Corporate	1,829,404	50%	A3	1,584,144	46%	A3
Residential mortgage-backed securities - Agency	346,377	10%	Aa1	365,650	11%	Aa1
Residential mortgage-backed securities - Non-agency	96,434	3%	Aa1	32,545	1%	Aaa
Commercial mortgage-backed securities - Non-agency	84,482	2%	Aa1	94,698	3%	Aa1
Other asset-backed securities	348,961	10%	Aa1	239,851	7%	Aa1
Total fixed maturities	3,157,925	88%	A1	3,238,543	94%	Aa3
Short-term investments	424,046	12%	Aa1	200,459	6%	Aa1
Total fixed maturities and short-term investments	$ 3,581,971	100%	Aa3	$ 3,439,002	100%	Aa3

Fixed Maturity and Short-Term Investments Credit Quality Summary	September 30, 2026	December 31, 2025
Investment grade	100%	100%
Non-investment grade	0%	0%
Total	100%	100%

Fixed Maturity and Short-Term Investments - Trading Portfolio[2]	**September 30, 2026**	**December 31, 2025**
Average credit quality	A1	Aa3
Average yield to maturity	5.6%	4.1%
Book yield	4.8%	4.3%
Expected average duration (in years)	3.8	3.4

(1) Includes $423.5 million and $199.0 million of short-term investments, at September 30, 2026 and December 31, 2025, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

Segment Results
Consolidated Underwriting Results

($ in thousands)	Three Months Ended September 30, 2026 International	Bermuda	Total	Three Months Ended September 30, 2025 International	Bermuda	Total
Gross premiums written	$ 456,332	$ 363,370	$ 819,702	$ 379,957	$ 318,888	$ 698,845
Net premiums written	349,250	277,472	626,722	304,410	274,571	578,981
Net premiums earned	309,313	281,961	591,274	252,302	270,697	522,999
Third party fee income	1,618	1,194	2,812	2,137	2,032	4,169
Losses and loss adjustment expenses	169,916	196,810	366,726	133,895	144,817	278,712
Acquisition costs	85,920	65,052	150,972	67,007	58,405	125,412
Other underwriting expenses	46,136	14,725	60,861	41,703	17,252	58,955
Underwriting income (loss)	$ 8,959	$ 6,568	$ 15,527	$ 11,834	$ 52,255	$ 64,089
Key Ratios:						
Attritional loss ratio - current year	54.5 %	60.8 %	57.5 %	55.3 %	55.6 %	55.4 %
Attritional loss ratio - prior year development	(3.2)%	(6.1)%	(4.6)%	(2.2)%	(2.1)%	(2.1)%
Catastrophe loss ratio - current year	2.2 %	0.0 %	1.1 %	0.0 %	0.0 %	0.0 %
Catastrophe loss ratio - prior year development	1.4 %	15.1 %	8.0 %	0.0 %	0.0 %	0.0 %
Loss and loss adjustment expense ratio	54.9 %	69.8 %	62.0 %	53.1 %	53.5 %	53.3 %
Acquisition cost ratio	27.8 %	23.1 %	25.5 %	26.6 %	21.6 %	24.0 %
Other underwriting expense ratio	14.4 %	4.8 %	9.8 %	15.7 %	5.6 %	10.5 %
Combined ratio	97.1 %	97.7 %	97.3 %	95.4 %	80.7 %	87.8 %

11

Segment Results
Consolidated Underwriting Results

($ in thousands)	Nine Months Ended September 30, 2026 International	Nine Months Ended September 30, 2026 Bermuda	Nine Months Ended September 30, 2026 Total	Nine Months Ended September 30, 2025 International	Nine Months Ended September 30, 2025 Bermuda	Nine Months Ended September 30, 2025 Total
Gross premiums written	$ 1,319,314	$ 1,271,540	$ 2,590,854	$ 1,094,715	$ 1,159,462	$ 2,254,177
Net premiums written	959,530	942,547	1,902,077	791,473	947,696	1,739,169
Net premiums earned	902,728	845,069	1,747,797	746,078	787,012	1,533,090
Third party fee income	5,985	7,481	13,466	10,301	3,544	13,845
Losses and loss adjustment expenses	508,045	544,955	1,053,000	404,300	539,575	943,875
Acquisition costs	247,411	193,491	440,902	195,480	169,628	365,108
Other underwriting expenses	128,193	36,947	165,140	116,833	47,831	164,664
Underwriting income (loss)	$ 25,064	$ 77,157	$ 102,221	$ 39,766	$ 33,522	$ 73,288
Key Ratios:						
Attritional loss ratio - current year	53.5 %	56.9 %	55.1 %	53.1 %	53.9 %	53.4 %
Attritional loss ratio - prior year development	(2.2)%	0.7 %	(0.8)%	(2.9)%	(0.8)%	(1.8)%
Catastrophe loss ratio - current year	4.5 %	1.4 %	3.0 %	4.1 %	17.7 %	11.1 %
Catastrophe loss ratio - prior year development	0.5 %	5.5 %	2.9 %	(0.1)%	(2.2)%	(1.1)%
Loss and loss adjustment expense ratio	56.3 %	64.5 %	60.2 %	54.2 %	68.6 %	61.6 %
Acquisition cost ratio	27.4 %	22.9 %	25.2 %	26.2 %	21.6 %	23.8 %
Other underwriting expense ratio	13.5 %	3.5 %	8.7 %	14.3 %	5.6 %	9.8 %
Combined ratio	97.2 %	90.9 %	94.1 %	94.7 %	95.8 %	95.2 %

12

Segment Results

5Q Consolidated Underwriting Results - Group

($ in thousands)	Three Months Ended September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	Nine Months Ended September 30, 2026	September 30, 2025	Year Ended December 31, 2025
Gross premiums written	$ 819,702	$ 831,041	$ 940,110	$ 668,968	$ 698,845	$ 2,590,854	$ 2,254,177	$ 2,923,145
Net premiums written	626,722	621,695	653,659	548,373	578,981	1,902,077	1,739,169	2,287,543
Net premiums earned	591,274	586,007	570,515	576,686	522,999	1,747,797	1,533,090	2,109,776
Third party fee income	2,812	3,904	6,750	12,756	4,169	13,466	13,845	26,601
Losses and loss adjustment expenses	366,726	361,489	324,785	314,646	278,712	1,053,000	943,875	1,258,521
Acquisition costs	150,972	145,423	144,507	142,181	125,412	440,902	365,108	507,290
Other underwriting expenses	60,861	53,887	50,392	57,079	58,955	165,140	164,664	221,743
Underwriting income (loss)	$ 15,527	$ 29,112	$ 57,581	$ 75,536	$ 64,089	$ 102,221	$ 73,288	$ 148,823
Key Ratios:								
Attritional loss ratio - current year	57.5 %	53.3 %	54.5 %	56.5 %	55.4 %	55.1 %	53.4 %	54.4 %
Attritional loss ratio - prior year development	(4.6)%	(0.1)%	2.4 %	(3.1)%	(2.1)%	(0.8)%	(1.8)%	(2.2)%
Catastrophe loss ratio - current year	1.1 %	7.8 %	0.0 %	1.4 %	0.0 %	3.0 %	11.1 %	8.4 %
Catastrophe loss ratio - prior year development	8.0 %	0.7 %	0.0 %	(0.2)%	0.0 %	2.9 %	(1.1)%	(0.9)%
Loss and loss adjustment expense ratio	62.0 %	61.7 %	56.9 %	54.6 %	53.3 %	60.2 %	61.6 %	59.7 %
Acquisition cost ratio	25.5 %	24.8 %	25.3 %	24.7 %	24.0 %	25.2 %	23.8 %	24.0 %
Other underwriting expense ratio	9.8 %	8.5 %	7.6 %	7.7 %	10.5 %	8.7 %	9.8 %	9.2 %
Combined ratio	97.3 %	95.0 %	89.8 %	87.0 %	87.8 %	94.1 %	95.2 %	92.9 %
Gross premiums written								
Property	$ 138,880	$ 183,986	$ 248,234	$ 76,203	$ 134,626	$ 571,101	$ 619,717	$ 695,920
Casualty	441,828	409,517	397,430	379,830	377,483	1,248,775	1,015,025	1,394,855
Specialty	238,994	237,538	294,446	212,935	186,736	770,978	619,435	832,370
Total	$ 819,702	$ 831,041	$ 940,110	$ 668,968	$ 698,845	$ 2,590,854	$ 2,254,177	$ 2,923,145
Net premiums earned								
Property	$ 129,026	$ 117,868	$ 126,825	$ 125,109	$ 130,248	$ 373,720	$ 395,440	$ 520,549
Casualty	283,392	291,401	265,978	261,562	243,997	840,771	693,716	955,278
Specialty	178,856	176,738	177,712	190,015	148,754	533,306	443,934	633,949
Total	$ 591,274	$ 586,007	$ 570,515	$ 576,686	$ 522,999	$ 1,747,797	$ 1,533,090	$ 2,109,776

13

Segment Results

5Q Underwriting Results - International

($ in thousands)	Three Months Ended September 30, 2026	Three Months Ended June 30, 2026	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Year Ended December 31, 2025
Gross premiums written	$ 456,332	$ 420,073	$ 442,908	$ 422,345	$ 379,957	$ 1,319,314	$ 1,094,715	$ 1,517,060
Net premiums written	349,250	322,843	287,436	340,588	304,410	959,530	791,473	1,132,061
Net premiums earned	309,313	302,623	290,791	309,299	252,302	902,728	746,078	1,055,377
Third party fee income	1,618	1,820	2,546	1,726	2,137	5,985	10,301	12,027
Losses and loss adjustment expenses	169,916	174,274	163,855	166,998	133,895	508,045	404,300	571,298
Acquisition costs	85,920	80,287	81,204	81,195	67,007	247,411	195,480	276,676
Other underwriting expenses	46,136	40,758	41,299	50,388	41,703	128,193	116,833	167,221
Underwriting income (loss)	$ 8,959	$ 9,124	$ 6,979	$ 12,444	$ 11,834	$ 25,064	$ 39,766	$ 52,209
Key Ratios:								
Attritional loss ratio - current year	54.5 %	51.1 %	54.9 %	56.3 %	55.3 %	53.5 %	53.1 %	54.0 %
Attritional loss ratio - prior year development	(3.2)%	(4.6)%	1.4 %	(2.3)%	(2.2)%	(2.2)%	(2.9)%	(2.8)%
Catastrophe loss ratio - current year	2.2 %	11.1 %	0.0 %	0.0 %	0.0 %	4.5 %	4.1 %	2.9 %
Catastrophe loss ratio - prior year development	1.4 %	0.0 %	0.0 %	0.0 %	0.0 %	0.5 %	(0.1)%	0.0 %
Loss and loss adjustment expense ratio	54.9 %	57.6 %	56.3 %	54.0 %	53.1 %	56.3 %	54.2 %	54.1 %
Acquisition cost ratio	27.8 %	26.5 %	27.9 %	26.3 %	26.6 %	27.4 %	26.2 %	26.2 %
Other underwriting expense ratio	14.4 %	12.9 %	13.3 %	15.7 %	15.7 %	13.5 %	14.3 %	14.7 %
Combined ratio	97.1 %	97.0 %	97.5 %	96.0 %	95.4 %	97.2 %	94.7 %	95.0 %
Gross premiums written								
Property	$ 71,356	$ 61,292	$ 54,496	$ 55,276	$ 63,894	$ 187,145	$ 182,292	$ 237,568
Casualty	192,462	175,394	166,577	185,152	167,107	534,433	443,110	628,262
Specialty	192,514	183,387	221,835	181,917	148,956	597,736	469,313	651,230
Total	$ 456,332	$ 420,073	$ 442,908	$ 422,345	$ 379,957	$ 1,319,314	$ 1,094,715	$ 1,517,060
Net premiums earned								
Property	$ 56,211	$ 48,191	$ 50,586	$ 47,772	$ 47,813	$ 154,989	$ 137,223	$ 184,995
Casualty	111,207	115,845	99,880	104,188	91,841	326,932	271,643	375,831
Specialty	141,895	138,587	140,325	157,339	112,648	420,807	337,212	494,551
Total	$ 309,313	$ 302,623	$ 290,791	$ 309,299	$ 252,302	$ 902,728	$ 746,078	$ 1,055,377

14

Segment Results

5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	Nine Months Ended September 30, 2026	September 30, 2025	Year Ended December 31, 2025
Gross premiums written	$ 363,370	$ 410,968	$ 497,202	$ 246,623	$ 318,888	$ 1,271,540	$ 1,159,462	$ 1,406,085
Net premiums written	277,472	298,852	366,223	207,785	274,571	942,547	947,696	1,155,482
Net premiums earned	281,961	283,384	279,724	267,387	270,697	845,069	787,012	1,054,399
Third party fee income	1,194	2,084	4,204	11,030	2,032	7,481	3,544	14,574
Losses and loss adjustment expenses	196,810	187,215	160,930	147,648	144,817	544,955	539,575	687,223
Acquisition costs	65,052	65,136	63,303	60,986	58,405	193,491	169,628	230,614
Other underwriting expenses	14,725	13,129	9,093	6,691	17,252	36,947	47,831	54,522
Underwriting income (loss)	$ 6,568	$ 19,988	$ 50,602	$ 63,092	$ 52,255	$ 77,157	$ 33,522	$ 96,614
Key Ratios:								
Attritional loss ratio - current year	60.8 %	55.7 %	53.9 %	56.7 %	55.6 %	56.9 %	53.9 %	54.6 %
Attritional loss ratio - prior year development	(6.1)%	4.6 %	3.6 %	(4.1)%	(2.1)%	0.7 %	(0.8)%	(1.6)%
Catastrophe loss ratio - current year	0.0 %	4.3 %	0.0 %	3.0 %	0.0 %	1.4 %	17.7 %	13.9 %
Catastrophe loss ratio - prior year development	15.1 %	1.5 %	0.0 %	(0.4)%	0.0 %	5.5 %	(2.2)%	(1.7)%
Loss and loss adjustment expense ratio	69.8 %	66.1 %	57.5 %	55.2 %	53.5 %	64.5 %	68.6 %	65.2 %
Acquisition cost ratio	23.1 %	23.0 %	22.6 %	22.8 %	21.6 %	22.9 %	21.6 %	21.9 %
Other underwriting expense ratio	4.8 %	3.9 %	1.7 %	(1.6)%	5.6 %	3.5 %	5.6 %	3.8 %
Combined ratio	97.7 %	93.0 %	81.8 %	76.4 %	80.7 %	90.9 %	95.8 %	90.9 %
Gross premiums written								
Property	$ 67,524	$ 122,694	$ 193,738	$ 20,927	$ 70,732	$ 383,956	$ 437,425	$ 458,352
Casualty	249,366	234,123	230,853	194,678	210,376	714,342	571,915	766,593
Specialty	46,480	54,151	72,611	31,018	37,780	173,242	150,122	181,140
Total	$ 363,370	$ 410,968	$ 497,202	$ 246,623	$ 318,888	$ 1,271,540	$ 1,159,462	$ 1,406,085
Net premiums earned								
Property	$ 72,815	$ 69,677	$ 76,239	$ 77,337	$ 82,435	$ 218,731	$ 258,217	$ 335,554
Casualty	172,185	175,556	166,098	157,374	152,156	513,839	422,073	579,447
Specialty	36,961	38,151	37,387	32,676	36,106	112,499	106,722	139,398
Total	$ 281,961	$ 283,384	$ 279,724	$ 267,387	$ 270,697	$ 845,069	$ 787,012	$ 1,054,399

15

Other Information

Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of October 1, 2026

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)(1)	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 229.9	7.8 %
Northeast	U.S. Hurricane	1 in 100	208.9	7.1 %
Gulf (TX - AL)	U.S. Hurricane	1 in 100	194.2	6.6 %
California	Earthquake	1 in 250	317.2	10.8 %
Pacific Northwest	Earthquake	1 in 250	149.6	5.1 %

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250-year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

16

17 Other Information Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized Operating income (loss) attributable to common shareholders, as used herein, differs from net income (loss) and other comprehensive income (loss) attributable to common shareholders, which we believe is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity and short term investments, and net foreign exchange gains and losses. We also use operating income (loss) attributable to common shareholders to calculate operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized. We believe that operating income (loss) attributable to common shareholders, operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized are meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The following tables are a reconciliation of: net income (loss) and other comprehensive income (loss) attributable to common shareholders to operating income (loss) attributable to common shareholders; net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted to operating income (loss) attributable to common shareholders per common share - diluted; and return on average common shareholders' equity - annualized to operating return on average common shareholders' equity - annualized. Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

Other Information
Non-GAAP Measures

Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized (continued)

($ in thousands, except per share amounts)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Year Ended 2025
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 81,456	$ 136,200	$ 358,776	$ 404,486	$ 576,670
Adjustment for:					
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	6,983	(3,274)	9,316	(4,140)	(7,369)
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	90,312	(7,227)	137,483	(70,496)	(72,771)
Net foreign exchange (gains) losses	1,188	(2,619)	$ (719)	$ 4,422	$ 5,985
Operating income (loss) attributable to common shareholders	$ 179,939	$ 123,080	$ 504,856	$ 334,272	$ 502,515
Net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted	$ 0.81	$ 1.32	$ 3.54	$ 3.88	$ 5.55
Adjustment for:					
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	0.07	(0.03)	0.09	(0.04)	(0.07)
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	0.89	(0.07)	1.36	(0.68)	(0.70)
Net foreign exchange (gains) losses	0.01	(0.02)	(0.01)	0.04	0.06
Operating income (loss) attributable to common shareholders per common share - diluted	$ 1.78	$ 1.20	$ 4.98	$ 3.20	$ 4.84
Return on average common shareholders' equity - annualized	11.3 %	20.9 %	16.6 %	21.6 %	22.4 %
Adjustment for:					
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	1.0 %	(0.5)%	0.4 %	(0.2)%	(0.3)%
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	12.5 %	(1.1)%	6.4 %	(3.7)%	(2.8)%
Net foreign exchange (gains) losses	0.1 %	(0.4)%	— %	0.2 %	0.2 %
Operating return on average common shareholders' equity - annualized	24.9 %	18.9 %	23.4 %	17.9 %	19.5 %

(1) Fixed income portfolio managed by our external investment managers only

18

Other Information
Non-GAAP Measures

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure:

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended
($ in thousands)	2026	2025	2026	2025	2025
Underwriting income (loss)	$ 15,527	$ 64,089	$ 102,221	$ 73,288	$ 148,823
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	235,141	137,863	664,542	634,685	775,132
Net foreign exchange gains (losses)	(1,188)	2,619	719	(4,422)	(5,985)
Corporate expenses	(14,097)	(15,347)	(38,213)	(41,168)	(57,167)
Amortization of intangible assets	(3,762)	(4,000)	(11,482)	(11,895)	(15,709)
Interest expense	(4,801)	(4,933)	(14,339)	(15,264)	(20,189)
Income tax (expense) benefit	1,363	(3,866)	(3,430)	(9,748)	15,124
Net income (loss), prior to non-controlling interest	$ 228,183	$ 176,425	$ 700,018	$ 625,476	$ 840,029

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of performance and management fees earned by the Bermuda segment that were generated by our third party capital manager, Ada Capital Management Limited, and fees earned by the International segment for management services provided to consortia and third party syndicates. We believe that this measure is a relevant component of our underwriting income (loss), with other income (loss) being the most directly comparable GAAP financial measure.

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended
($ in thousands)	2026	2025	2026	2025	2025
Third party fee income	$ 2,812	$ 4,169	$ 13,466	$ 13,845	$ 26,601
Other income (loss)	$ 2,812	$ 4,169	$ 13,466	$ 13,845	$ 26,601

19

20 Three Months Ended September 30, Nine Months Ended September 30, Year Ended ($ in thousands) 2026 2025 2026 2025 2025 Other underwriting expenses ......................................................................................................... $ 60,861 $ 58,955 $ 165,140 $ 164,664 $ 221,743 Corporate expenses ........................................................................................................................ 14,097 15,347 38,213 41,168 57,167 General and administrative expenses .......................................................................................... $ 74,958 $ 74,302 $ 203,353 $ 205,832 $ 278,910 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 8, Segment Reporting in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most directly comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.